VMware, Inc.

SUPPLEMENTAL SCHEDULE OF FINANCIAL INFORMATION ADJUSTED FOR PIVOTAL ACQUISITION
(amounts in millions, except per share amounts, and shares in thousands)
(unaudited)
During the fourth quarter of fiscal 2020, VMware acquired Pivotal, which was accounted for as a transaction between entities under common control. This transaction required prior period information to be recast for all periods presented, as if the combination had been in effect since the inception of the common control, which could include eliminations and other adjustments (referred to in the schedules below as "Pivotal Adjustments").
Condensed Consolidated Statements of Income Adjusted for Pivotal Acquisition
The following table presents the condensed consolidated statements of income for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 as adjusted for the Pivotal acquisition (tables in millions, except per share amounts, and shares in thousands):

	Three Months Ended							Twelve Months Ended
	November 1,	August 2,	May 3,	February 1,	November 2,	August 3,	May 4,	February 1,	February 2,
	2019	2019	2019	2019	2018	2018	2018	2019	2018
Revenue:
License	$728	$773	$646	$1,027	$692	$723	$601	$3,042	$2,628
Subscription and SaaS	470	439	411	367	334	308	294	1,303	927
Services	1,458	1,420	1,393	1,365	1,337	1,301	1,264	5,268	4,781
Total revenue	2,656	2,632	2,450	2,759	2,363	2,332	2,159	9,613	8,336
Operating expenses:
Cost of license revenue	42	38	36	40	37	37	36	150	135
Cost of subscription and SaaS revenue	103	97	94	86	72	65	62	280	200
Cost of services revenue	311	306	299	292	279	279	271	1,122	1,072
Research and development	642	614	590	596	551	528	498	2,173	1,917
Sales and marketing	918	888	868	889	786	772	782	3,230	2,723
General and administrative	269	223	209	258	199	203	185	846	722
Realignment and loss on disposition	—	—	—	—	6	1	2	9	104
Operating income	371	466	354	598	433	447	323	1,803	1,463
Investment income (loss)	12	14	14	(7)	63	57	48	161	120
Interest expense	(40)	(34)	(34)	(34)	(33)	(34)	(34)	(134)	(74)
Other income (expense), net	17	41	17	9	(17)	10	(1)	(1)	68
Income before income tax	360	487	351	566	446	480	336	1,829	1,577
Income tax provision (benefit)	(30)	(4,798)	(14)	87	41	64	46	239	1,152
Net income	390	5,285	365	479	405	416	290	1,590	425
Less: Net loss attributable to non-controlling interests	(17)	(18)	(15)	(17)	(17)	(17)	(9)	(60)	(12)
Net income attributable to VMware, Inc.	$407	$5,303	$380	$496	$422	$433	$299	$1,650	$437
Net income per weighted-average share attributable to VMware, Inc. common stockholders, basic for Classes A and B	$0.98	$12.72	$0.91	$1.19	$1.01	$1.04	$0.73	$3.99	$1.07
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B	$0.96	$12.47	$0.89	$1.17	$1.00	$1.03	$0.71	$3.92	$1.04
Weighted-average shares, basic for Classes A and B	416,387	416,983	417,636	417,499	415,930	414,334	409,266	413,769	410,315
Weighted-average shares, diluted for Classes A and B	423,035	425,091	426,697	424,630	422,629	421,421	418,836	421,131	420,887

VMware, Inc.

Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition
The following tables present the reconciliations of GAAP to non-GAAP data for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 as adjusted for the Pivotal acquisition (tables in millions, except per share amounts):

	Three Months Ended November 1, 2019
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$431	(60)	$371	386	(1)	$758
Income tax provision (benefit)	45	(75)	(30)	147	(2)	118
Net income attributable to VMware, Inc.	$621	(214)	$407	195	(3)	$602

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$1.50		$0.96	0.45	(4)	$1.42
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($256 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($74 million) and acquisition, disposition and other items ($55 million).
(2) Non-GAAP adjustments to income tax provision (benefit) were $147 million during the three months ended November 1, 2019.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($230 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($65 million), acquisition, disposition and other items ($43 million) and tax adjustment (-$144 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.54), intangible amortization ($0.15), acquisition, disposition and other items ($0.10) and tax adjustment (-$0.34).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 423,035 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Three Months Ended August 2, 2019
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$523	(57)	$466	330	(1)	$795
Income tax provision (benefit)	(4,925)	127	(4,798)	4,925	(2)	127
Net income attributable to VMware, Inc.	$4,926	377	$5,303	(4,652)	(3)	$650

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$11.83		$12.47	(10.94)	(4)	$1.53
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($234 million), employer payroll taxes on employee stock transactions ($4 million), intangible amortization ($70 million) and acquisition, disposition and other items ($22 million).
(2) Non-GAAP adjustments to income tax provision (benefit) were $4,925 million during the three months ended August 2, 2019.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($208 million), employer payroll taxes on employee stock transactions ($4 million), intangible amortization ($61 million), acquisition, disposition and other items (-$1 million) and tax adjustment (-$4,924 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.49), employer payroll taxes on employee stock transactions ($0.01), intangible amortization ($0.14), and tax adjustment (-$11.58).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 425,091 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

VMware, Inc.

Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended May 3, 2019
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$415	(61)	$354	300	(1)	$654
Income tax provision (benefit)	35	(49)	(14)	118	(2)	104
Net income attributable to VMware, Inc.	$505	(125)	$380	155	(3)	$535

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$1.21		$0.89	0.35	(4)	$1.25
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($216 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($69 million) and acquisition, disposition and other items ($13 million).
(2) Non-GAAP adjustments to income tax provision (benefit) were $118 million during the three months ended May 3, 2019.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($194 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($60 million), acquisition, disposition and other items ($12 million) and tax adjustment (-$113 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.45), intangible amortization ($0.14), acquisition, disposition and other items ($0.03) and tax adjustment (-$0.27).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 426,697 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Three Months Ended February 1, 2019
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$664	(66)	$598	342	(1)	$940
Income tax provision	89	(2)	87	67	(2)	153
Net income attributable to VMware, Inc.	$502	(6)	$496	299	(3)	$795

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$1.21		$1.17	0.70	(4)	$1.87
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($220 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($63 million) and acquisition, disposition and other items ($58 million).
(2) Non-GAAP adjustments to income tax provision were $67 million during the three months ended February 1, 2019.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($200 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($56 million), acquisition, disposition and other items ($106 million) and tax adjustment (-$64 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.47), intangible amortization ($0.13), acquisition, disposition and other items ($0.25) and tax adjustment (-$0.15).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 424,630 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

VMware, Inc.

Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended November 2, 2018
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$495	(62)	$433	287	(1)	$720
Income tax provision	11	30	41	79	(2)	120
Net income attributable to VMware, Inc.	$334	88	$422	200	(3)	$622

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$0.81		$1.00	0.47	(4)	$1.47
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($211 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($60 million) and acquisition, disposition and other items ($14 million).
(2) Non-GAAP adjustments to income tax provision were $79 million during the three months ended November 2, 2018.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($192 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($53 million), acquisition, disposition and other items ($30 million) and tax adjustment (-$77 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.45), intangible amortization ($0.13), acquisition, disposition and other items ($0.07) and tax adjustment (-$0.18).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 422,629 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Three Months Ended August 3, 2018
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$509	(62)	$447	267	(1)	$714
Income tax provision	128	(64)	64	54	(2)	118
Net income attributable to VMware, Inc.	$644	(211)	$433	180	(3)	$613

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$1.56		$1.03	0.42	(4)	$1.45
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($196 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($60 million) and acquisition, disposition and other items ($9 million).
(2) Non-GAAP adjustments to income tax provision were $54 million during the three months ended August 3, 2018.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($177 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($53 million), acquisition, disposition and other items ($1 million) and tax adjustment (-$53 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.42), intangible amortization ($0.13) and tax adjustment (-$0.13).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 421,421 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

VMware, Inc.

Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended May 4, 2018
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$382	(59)	$323	248	(1)	$572
Income tax provision	233	(187)	46	48	(2)	94
Net income attributable to VMware, Inc.	$942	(643)	$299	189	(3)	$488

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$2.29		$0.71	0.45	(4)	$1.16
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($172 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($59 million) and acquisition, disposition and other items ($15 million).
(2) Non-GAAP adjustments to income tax provision were $48 million during the three months ended May 4, 2018.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($161 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($55 million), acquisition, disposition and other items ($18 million) and tax adjustment (-$47 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.39), intangible amortization ($0.13), acquisition, disposition and other items ($0.04) and tax adjustment (-$0.11).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 418,836 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Twelve Months Ended February 1, 2019
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$2,050	(247)	$1,803	1,145	(1)	$2,948
Income tax provision	461	(222)	239	247	(2)	486
Net income attributable to VMware, Inc.	$2,422	(772)	$1,650	868	(3)	$2,518

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$5.85		$3.92	2.07	(4)	$5.98
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($800 million), employer payroll taxes on employee stock transactions ($7 million), intangible amortization ($241 million) and acquisition, disposition and other items ($97 million).
(2) Non-GAAP adjustments to income tax provision were $247 million during the twelve months ended February 1, 2019.
(3) Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($731 million), employer payroll taxes on employee stock transactions ($7 million), intangible amortization ($217 million), acquisition, disposition and other items ($154 million) and tax adjustment (-$241 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($1.74), employer payroll taxes on employee stock transactions ($0.02), intangible amortization ($0.51), acquisition, disposition and other items ($0.37) and tax adjustment (-$0.57).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 421,131 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

VMware, Inc.

Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Twelve Months Ended February 2, 2018
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted(6)	Non-GAAP Adjustments		Non-GAAP As Adjusted(6)
Operating income	$1,702	(239)	$1,463	1,026	(1)	$2,489
Income tax provision	1,155	(3)	1,152	(627)	(2)	525
Net income attributable to VMware, Inc.	$659	(222)	$437	1,578	(3)	$2,016

Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$1.59		$1.04	3.74	(4)	$4.79
__________
(1) Non-GAAP adjustments to operating income include stock-based compensation ($712 million), employer payroll taxes on employee stock transactions ($6 million), intangible amortization ($174 million) and acquisition, disposition and other items ($134 million).
(2) Non-GAAP adjustments to income tax provision were -$627 million during the twelve months ended February 2, 2018.
(3) Non-GAAP adjustments to net income attributable to VMware Inc. include stock-based compensation ($683 million), employer payroll taxes on employee stock transactions ($6 million), intangible amortization ($172 million), acquisition, disposition and other items ($88 million), loss on share repurchase ($2 million) and tax adjustment ($627 million).
(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($1.62), employer payroll taxes on employee stock transactions ($0.01), intangible amortization ($0.41), acquisition, disposition and other items ($0.21) and tax adjustment ($1.49).
(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 420,887 diluted weighted-average shares for Classes A and B.
(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

VMware, Inc.

Condensed Consolidated Balance Sheet Adjusted for Pivotal Acquisition
The following table presents the condensed consolidated balance sheet for fiscal 2019 as originally reported and as adjusted for the Pivotal acquisition (tables in millions):

	February 1, 2019
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$2,830	702	$3,532
Short-term investments	19	—	19
Accounts receivable, net of allowance for doubtful accounts	1,576	147	1,723
Due from related parties, net	937	153	1,090
Other current assets	289	16	305
Total current assets	5,651	1,018	6,669
Property and equipment, net	1,133	29	1,162
Other assets	1,853	(765)	1,088
Deferred tax assets	103	187	290
Intangible assets, net	541	425	966
Goodwill	5,381	2,037	7,418
Total assets	$14,662	2,931	$17,593
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$135	18	$153
Accrued expenses and other	1,593	71	1,664
Unearned revenue	3,968	371	4,339
Total current liabilities	5,696	460	6,156
Note payable to Dell	270	—	270
Long-term debt	3,972	—	3,972
Unearned revenue	3,010	90	3,100
Income tax payable	889	—	889
Other liabilities	274	41	315
Total liabilities	14,111	591	14,702
Contingencies
Stockholders’ equity:
Class A common stock	1	—	1
Class B convertible common stock	3	—	3
Additional paid-in capital	531	2,428	2,959
Accumulated other comprehensive income (loss)	2	(4)	(2)
Retained earnings (Accumulated deficit)	14	(1,110)	(1,096)
Total VMware, Inc. stockholders’ equity	551	1,314	1,865
Non-controlling interests	—	1,026	1,026
Total stockholders’ equity	551	2,340	2,891
Total liabilities and stockholders’ equity	$14,662	2,931	$17,593

VMware, Inc.

Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flows Adjusted for Pivotal Acquisition
The following table presents the reconciliation of GAAP cash flows from operating activities to free cash flows as adjusted for the Pivotal acquisition for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 (table in millions):

	Three Months Ended							Twelve Months Ended
	November 1,	August 2,	May 3,	February 1,	November 2,	August 3,	May 4,	February 1,	February 2,
	2019	2019	2019	2019	2018	2018	2018	2019	2018
GAAP cash flows from operating activities	$751	$641	$1,395	$1,020	$733	$805	$1,101	$3,657	$3,101
Capital expenditures	(52)	(91)	(73)	(68)	(60)	(63)	(63)	(254)	(276)
Free cash flows	$699	$550	$1,322	$952	$673	$742	$1,038	$3,403	$2,825
The following tables present the reconciliation of GAAP cash flows from operating activities to free cash flows as originally reported and as adjusted for the Pivotal acquisition for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 (tables in millions):

	Three Months Ended November 1, 2019
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$810	(59)	$751
Capital expenditures	(50)	(2)	(52)
Free cash flows	$760	(61)	$699

	Three Months Ended August 2, 2019
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$699	(58)	$641
Capital expenditures	(88)	(3)	(91)
Free cash flows	$611	(61)	$550

	Three Months Ended May 3, 2019
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$1,273	122	$1,395
Capital expenditures	(71)	(2)	(73)
Free cash flows	$1,202	120	$1,322

VMware, Inc.

Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flows Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended February 1, 2019
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$1,012	8	$1,020
Capital expenditures	(66)	(2)	(68)
Free cash flows	$946	6	$952

	Three Months Ended November 2, 2018
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$769	(36)	$733
Capital expenditures	(57)	(3)	(60)
Free cash flows	$712	(39)	$673

	Three Months Ended August 3, 2018
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$787	18	$805
Capital expenditures	(61)	(2)	(63)
Free cash flows	$726	16	$742

	Three Months Ended May 4, 2018
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$1,095	6	$1,101
Capital expenditures	(61)	(2)	(63)
Free cash flows	$1,034	4	$1,038

	Twelve Months Ended February 1, 2019
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$3,663	(6)	$3,657
Capital expenditures	(245)	(9)	(254)
Free cash flows	$3,418	(15)	$3,403

VMware, Inc.

Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flows Adjusted for Pivotal Acquisition (cont.)

	Twelve Months Ended February 2, 2018
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$3,218	(117)	$3,101
Capital expenditures	(263)	(13)	(276)
Free cash flows	$2,955	(130)	$2,825

VMware, Inc.

About Non-GAAP Financial Measures

These financial tables have been recast to combine VMware’s historical results with those of Pivotal Software (“Pivotal”) in accordance with GAAP requirements as a result of VMware’s acquisition of Pivotal which is required to be treated as a transaction between entities under common control. To provide investors and others with additional information regarding VMware’s results, VMware is including tables that show the impact of combining Pivotal’s historical results on non-GAAP financial measures that VMware had provided investors in prior periods. VMware has disclosed in these tables the following non-GAAP financial measures: non-GAAP operating income, non-GAAP net income, non-GAAP net income per diluted share and free cash flow. VMware has provided a reconciliation of each non-GAAP financial measure used in these tables to the most directly comparable GAAP financial measure. These non-GAAP financial measures, other than free cash flow, differ from GAAP in that they exclude stock-based compensation, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition, disposition and other items, loss on share repurchase and discrete items that impacted our GAAP tax rate, each as discussed below. Our non-GAAP financial measures also reflect the application of our non-GAAP tax rate. Free cash flow differs from GAAP cash flow from operating activities with respect to the treatment of capital expenditures.
VMware’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, to calculate bonus payments and to evaluate VMware’s financial performance, the performance of its individual functional groups and the ability of operations to generate cash. Management believes these non-GAAP financial measures reflect VMware’s ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in VMware’s business, as they exclude charges and gains that are not reflective of ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating VMware’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. Additionally, management believes information regarding free cash flow provides investors and others with an important perspective on the cash available to make strategic acquisitions and investments, to repurchase shares, to fund ongoing operations and to fund other capital expenditures.
Management believes these non-GAAP financial measures are useful to investors and others in assessing VMware’s operating performance during the prior periods due to the following factors:

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Stock-based compensation. Stock-based compensation is generally fixed at the time the stock-based instrument is granted and amortized over a period of several years. Although stock-based compensation is an important aspect of the compensation of VMware’s employees and executives, the expense for the fair value of the stock-based instruments VMware utilizes may bear little resemblance to the actual value realized upon the vesting or future exercise of the related stock-based awards. Management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of VMware’s core business.

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Employer payroll taxes on employee stock transactions. The amount of employer payroll taxes on stock-based compensation is dependent on VMware’s stock price and other factors that are beyond VMware’s control and do not correlate to the operation of the business.

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Amortization of acquired intangible assets. A portion of the purchase price of VMware’s acquisitions is generally allocated to intangible assets, such as intellectual property, and is subject to amortization. However, VMware does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and are unique to each acquisition. Therefore, VMware believes that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.

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Acquisition, disposition and other items. As VMware does not acquire or dispose of businesses on a predictable cycle and the terms of each transaction can vary significantly and are unique to each transaction, VMware believes it is useful to exclude acquisition, disposition and other items when looking for a consistent basis for comparison across accounting periods. These items include:

•	Direct costs of acquisitions and dispositions, such as transaction and advisory fees.

•	Costs associated with integrating acquired businesses.

•	Accruals for the portion of merger consideration payable in installments that may be paid in cash or VMware stock, at the option of VMware.

•	Gains or losses on equity investments, whether realized or unrealized.

•	Charges recognized for non-recoverable strategic investments or gains recognized on the disposition of strategic investments.

VMware, Inc.

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Gains or losses on sale or disposal of distinct lines of business or product offerings, or transactions with features similar to discontinued operations, including recoveries or charges recognized to adjust the fair value of assets that qualify as “held for sale.”

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Gain or loss on share repurchase. In December 2016, VMware entered into a stock purchase agreement with Dell and Dell’s wholly owned subsidiary, EMC Equity Assets LLC, pursuant to which VMware agreed to purchase $500 million of VMware Class A common stock. The derivative asset was measured at fair value on a recurring basis and resulted in the recognition of gains and losses, which were recorded to other income (expense), net on the condensed consolidated statements of income. On February 15, 2017, the stock purchase agreement with Dell was completed. VMware’s management believes it is useful to exclude the mark-to-market adjustment on the derivative asset, as it is not reflective of VMware’s core business and operating results.

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Tax adjustment. Non-GAAP financial information for each fiscal period was adjusted for a tax rate equal to VMware’s then-estimated annual tax rate on non-GAAP income. This rate was based on VMware’s estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating VMware’s non-GAAP income as well as significant tax adjustments. VMware’s estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that VMware management believes materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses, changes to our corporate structure and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to VMware’s estimated annual tax rates as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from VMware’s actual tax liabilities.

Additionally, VMware’s management believes that the non-GAAP financial measure of free cash flow is meaningful to investors because management reviews cash flow generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered to be a necessary component of ongoing operations.
The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense that affect VMware’s operations. Specifically, in the case of stock-based compensation, if VMware did not pay out a portion of its compensation in the form of stock-based compensation and related employer payroll taxes, the cash salary expense included in operating expenses would be higher, which would affect VMware’s cash position. VMware compensates for these limitations by reconciling the non-GAAP financial measures to the most comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP and should not be considered measures of VMware’s liquidity. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited.
Management encourages investors and others to review VMware’s financial information in its entirety and not rely on a single financial measure.